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                                                                 EXHIBIT T3E(3)

                             LETTER OF TRANSMITTAL
                          ALTIVA FINANCIAL CORPORATION

     OFFER TO EXCHANGE ALL OUTSTANDING 12 1/2% SUBORDINATED NOTES DUE 2001
                                      FOR
                 12% SECURED CONVERTIBLE SENIOR NOTES DUE 2006

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                5:00 PM., NEW YORK CITY TIME, ON MARCH 3, 2000,
                         UNLESS THE OFFER IS EXTENDED.
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                   To America Stock Transfer & Trust Company
                             (the "Exchange Agent")


     By Mail, By Overnight Courier or                    By Facsimile:
                 By Hand:                      (For Eligible Institutions Only)
  America Stock Transfer & Trust Company                (718) 921-8334
              40 Wall Street
         New York, New York, 10005                   Confirm by Telephone:
                                                        (718) 921-8293


                             For Information Call:
                                  Isaac Kagen
                                 (718) 921-8293

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

         By signing below, you will acknowledge receipt of the Confidential Private Placement Memorandum dated February 23, 2000 of Altiva Financial Corporation, formerly Mego Mortgage Corporation (the "Company"), and this Letter of Transmittal, which together constitute our offer (the "Exchange Offer") to exchange up to $19,382,000 principal amount of its 12% Secured Convertible Senior Notes due 2006 (the "New Notes"), for up to $30,480,000 principal amount of its outstanding 12 1/2% Subordinated Notes due 2001 (the "Old Notes"), plus premium, if any, and accrued but unpaid interest thereon. The term "Expiration Date" means 5:00 p.m., New York City time, on March 3, 2000, unless the Exchange Offer is extended. In such case, "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Memorandum that is a part of the registration statement.

         This Letter of Transmittal is to be used by holders of Old Notes if you plan to:

         (1) tender the Old Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth on page 37 of the Memorandum under the caption "The Exchange Offer -- Terms of the


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Exchange Offer -- Procedures for Tendering Old Notes" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of holders, are referred to in this Letter of Transmittal, together with such holders, as "Acting Holders"); or

         (2) tender the Old Notes according to the guaranteed delivery procedures described on page 38 of the Memorandum under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Please note that delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on our books or any other person who has obtained a properly completed bond power from the registered holder. You must complete, execute and deliver this Letter of Transmittal to indicate the action you wish to take with respect to the Exchange Offer. If you want to tender your Old Notes, you must complete this letter in its entirety.

[ ] CHECK HERE IF YOU ARE DELIVERING TENDERED CURRENT NOTES BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:

         ------------------------------------------------

         Account Number:

         ------------------------------------------------

         Transaction Code Number:

         ------------------------------------------------

         Principal Amount of Tendered Old Notes:

         ------------------------------------------------

         If Holders desire to tender Old Notes pursuant to the Exchange Offer and (1) time will not permit this Letter of Transmittal or other required documents to reach the Exchange Agent prior to the Expiration Date, or (2) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth on page 38 of the Memorandum under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.


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


[ ] CHECK HERE IF YOU ARE DELIVERING TENDERED CURRENT NOTES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

         Name of Registered or Acting Holder(s):

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         Window Ticket No. (if any):

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         Date of Execution of Notice of Guaranteed Delivery:

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         Name of Eligible Institution
         that Guaranteed Delivery:

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         If Delivered by Book-Entry Transfer,
         the Account Number:

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         Transaction Code Number:

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[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER

         Name:

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         Address:

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         Attention:

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[ ]      CHECK HERE IF YOU ARE A QUALIFIED INSTITUTIONAL BUYER AS SUCH TERM IS
         DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (A SHEET CONTAINING THE DEFINITION OF THE TERM QUALIFIED INSTITUTIONAL BUYER IS INCLUDED IN THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL)

         Please give the reasons for your status as a Qualified Institutional
         Buyer:


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                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


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


LADIES AND GENTLEMEN:

         Subject to, and effective upon, acceptance for exchange of the Old Notes tendered with this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer and that certain Exchange Agreement by and among the Company and the holders of the Old Notes who are parties thereto (the "Exchange Agreement"), the Holder hereby sells, assigns and transfers to Altiva all right, title and interest in and to all of the Old Notes that are being tendered for exchange hereby. The Holder hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact with respect to such securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (1) deliver Old Notes tendered by this Letter of Transmittal or transfer ownership of such securities on the account books maintained by DTC together, in either such case, with the accompanying evidences of transfer and authority, to Altiva upon the receipt by the Exchange Agent, as the Holder's agent, of the consideration therefor pursuant to the Exchange Offer; and

         (2) execute any instrument which the Trustee may deem necessary or advisable to accomplish the purposes of the Exchange Offer now or in the future, including, but not limited to, the Exchange Agreement between the Company and U.S. Trust Company of New York, on behalf and for the benefit of the holders of the New Notes (the "Exchange Agreement"), the Registration Rights Agreement between the Company and U.S. Trust Company of New York, on behalf and for the benefit of the holders of the New Notes, the Intercreditor Agreement between the among the Company, Value Partners, Ltd., U.S. Trust Company of New York, as collateral agent thereunder and between the Company and U.S. Trust Company of New York, on behalf and for the benefit of the holders of the New Notes, the Security Agreement between the Company and U.S. Trust Company of New York, on behalf and for the benefit of the holders of the New Notes who are Qualified Institutional Buyers (as defined in Rule 144A of the Securities Act of 1933, as amended (the "QIB Security Agreement") or (if applicable) the Security Agreement between the Company and U.S. Trust Company of New York, on behalf and for the benefit of the holders of the New Notes who are not Qualified Institutional Buyers (the "Non-QIB Security Agreement, together with the QIB Security Agreement, the "Security Agreements") and financing statements related to the collateral pledges under the Security Agreements and any amendments, supplements or other related actions to any of the foregoing which is consistent with the terms of the Exchange Agreement

         (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder, and any obligation of the Holder under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Memorandum, this tender is irrevocable.


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

         A tender of Old Notes pursuant to the procedures described in the Memorandum and in the instructions to this Letter of Transmittal will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and a binding agreement between the tendering Holder of Old Notes and Altiva upon the terms and subject to the conditions of the Exchange Offer. The Holder recognizes that, under certain circumstances set forth in the Memorandum, Altiva may not be required to accept any of the Old Notes tendered for exchange hereby.

         BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE HOLDER IS DEEMED TO REPRESENT AND AGREE, AND HEREBY REPRESENTS AND AGREES,
THAT:

         (1) The Holder has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and to acquire the New Notes issuable upon the exchange of such Old Notes.

         (2) The Exchange Agent, as agent of the Company, will acquire good and unencumbered title to such tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances.

         (3) The Old Notes tendered hereby are not subject to any adverse claim or encumbrance when the same are accepted by the Company.

         (4) The Holder will, upon reasonable request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal.

         (5) Holder represents and warrants to the Company that the New Notes to be acquired are being acquired for its own account for investment and with no intention of distributing or reselling such New Notes or any part thereof or interest therein in any transaction which would be in violation of federal or State securities laws.

         (6) Holder acknowledges that prior to the date hereof it has received the Memorandum.

         (7) Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"); or if Holder is such an affiliate it acknowledges that it must comply with the registration and prospectus delivery requirements of the Securities Act, as amended in connection with any resale of the New Notes.

         (8) Each Holder who is a participating Broker-Dealer (as defined in the Memorandum) holding Old Notes acquired for its own account as a result of market-making or other trading activities that will receive New Notes in exchange for such Old Notes pursuant to the Exchange Offer further represents and agrees that it will deliver a prospectus in connection with any resale of such New Notes during the period required by the Securities Act. By acknowledging that it will deliver and by delivering a prospectus, a participating Broker-Dealer will not be deemed to admit


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

that it is an "Underwriter" within the meaning of the Securities Act. By tendering Old Notes and executing this Letter of Transmittal, each Holder who is a Broker-Dealer that will receive New Notes for its account in exchange for Old Notes acquired directly from the Company acknowledges that it may not rely on the interpretations of the staff of the division of corporate finance of the Securities and Exchange Commission that are being relied upon by the Company in making the Exchange Offer and, in connection with the resale of any such New Notes, must comply with the registration and prospectus delivery requirements of the Securities Act.

         (9) Each Holder who is a qualified institutional buyer, as such term is defined in Rule 144A of the Securities Act (a "QIB") understands and agrees that it may resell the New Notes only: (i) to the Company and (ii) to any Person reasonably believed by such Purchaser to be a QIB In connection with any transfer pursuant to clause (ii) above, the Company may request reasonable certification as to the status of the transferor's transferee as a QIB.

         (10) Holder understands and that shares of any shares of the common stock of the Company, par value $.01 (the "Common Stock") received by Holder as a result of the conversion of any of the New Notes received by Holder in the Exchange Offer may not be resold by Holder except (i) pursuant to registration statement filed with the Securities and Exchange Commission for the purpose of registering the resale of the Common Stock received by Holder or (ii) pursuant to a valid exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); however, prior to any proposed resale of shares of Common Stock by Holder pursuant to a valid exemption from the registration requirements of the Securities Act, Holder shall furnish to the Company an opinion of counsel in a form reasonably satisfactory to the Company which shall state the exemption relied upon by Holder and the facts relied upon in support of the exemption.

         (11) Holder agrees to the imprinting, so long as appropriate, (i) on any certificate that may be issued from time to time to evidence the New Notes and (ii) on certificates representing the Common Stock issuable upon conversion of the New Notes of appropriate legends regarding any restrictions on transferability of the New Notes.

          (12) Holder agrees to the terms of the Exchange Agreement by and among the Company and the U.S. Trust Company of New York, acting on behalf of the Holder, including the terms regarding the tendering of the Old Notes held by the Holder, and all accrued but unpaid interest thereon and any premium, if any, in exchange for New Notes in a discounted principal amount.


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


         HOLDER SIGN HERE

X
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X
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            (Signature(s) of Owner(s))

Dated
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Holder's Telephone Number
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(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Old
Notes. If signature is by an attorney, executor, administrator, trustee, guardian or others acting in a fiduciary capacity, please set forth full title and see Instruction 5.)


                            SIGNATURE(S) GUARANTEED
                              (SEE INSTRUCTION 1)


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(Firm - Please Print)


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(Authorized Signature)


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(Date)




                         BOX 1                                            BOX 2
          SPECIAL REGISTRATION INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
                  (See Instruction 5)                              (See Instruction 5)

To be completed ONLY if New Notes issued in                    To be completed ONLY if or New Notes
exchange for Old Notes accepted for exchange                   issued in exchange for Old Notes
are to be issued in the name of someone other                  accepted for exchange are to be sent to
than the undersigned.                                          someone other than the undersigned,
                                                               or to the undersigned at an address
                                                               other than that shown above.

Issue New Notes to:                                            Deliver certificate(s) to:

Name                                                           Name
    ------------------------------------------                     -------------------------------------------
                    (Please Print)                                               (Please Print)

Address                                                        Address
       ---------------------------------------                        ----------------------------------------

----------------------------------------------                 -----------------------------------------------
              (Include Zip Code)                                                (Include Zip Code)

----------------------------------------------                 -----------------------------------------------
(Tax Identification or Social Security Number)                 (Tax Identification or Social Security Number)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

          1. Delivery of this Letter of Transmittal or Book-Entry Confirmations. The Exchange Agent must receive the following documents at its address set forth on the first page of this Letter of Transmittal prior to the Expiration Date:

          - confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Notes,

          - a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof),

          -    a Substitute Form W-9 (or facsimile thereof), and

          -    any other documents required by this Letter of Transmittal.

          The method of delivery of all required documents is at the election and risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. Instead of delivery by mail, we recommend that the Holder use an overnight or hand delivery service. In all cases, you should allow sufficient time to assure timely delivery. Neither Altiva nor the Exchange Agent is under an obligation to notify any tendering Holder of the Altiva's acceptance of tendered Old Notes prior to the Closing of the Exchange Offer.

          2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes must tender their Old Notes according to the guaranteed delivery procedures set forth below if they cannot:

          - comply with the procedures for book-entry transfer prior to the Expiration Date, or

          - deliver this Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent, or

          - complete the procedures for book-entry transfer prior to the Expiration Date.

          Pursuant to such procedures:

               (1) such tender must be made by or through a firm which is a member firm of a registered national securities exchange or of the National Association of New Notes Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the New Notes Exchange Act of 1934, as amended (an "Eligible Institution");

               (2) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth:

          -    the name and address of the Holder,

          -    the principal amount of tendered Old Notes,

          -    stating that the tender is being made thereby,

          - guaranteeing that, within three Nasdaq Stock Market trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

               (3) The Exchange Agent must receive within three Nasdaq Stock Market trading days after the Expiration Date:

          -    such properly completed and executed Letter of Transmittal,

          - a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes, and

          -    all other documents required by the Letter of Transmittal.

          Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery process.

          3. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf.

          4. Signatures on the Letter of Transmittal; Guarantee of Signatures.

          Signature. The signature on this Letter of Transmittal must correspond with the name as it appears on our security position listing as the owner of the Old Notes.

          If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, you must complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

          Bond Powers. If this Letter of Transmittal is signed by the registered Holder and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered Holder, then the registered Holder need not and should not provide a separate bond power. In any other case, the registered Holder must transmit a properly completed separate bond power with this Letter of Transmittal (in either case, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listings), with the signature on the bond power guaranteed by an Eligible Institution. The bond powers need not be guaranteed if they are signed.

          If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate that capacity when signing. Unless waived by Altiva, they must submit evidence satisfactory to Altiva of their authority to so act with this Letter of Transmittal.

          Signature Guarantee.  No signature guarantee is required if:

               (1) this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes, and

          - the New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at the Book-Entry Transfer Facility, and

          - neither the "Special Delivery Instructions" (Box 2) nor the "Special Registration Instructions" (Box 1) has been completed, or

               (2) such Old Notes are tendered for the account of an Eligible Institution.

          In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

          5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the account at the Book-Entry Transfer Facility to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited) if different from the name and address or account of the person signing this Letter of Transmittal. If the name is different, the employer identification number or social security number of the person named must also be indicated and the tendering Holders should complete the applicable box.

          If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be deposited at such registered owner's account at the Book-Entry Transfer Facility.

          6. Security Transfer Taxes. Altiva will pay all security transfer taxes, if any, applicable to the exchange of Old Notes tendered and accepted pursuant to the Exchange Offer.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

          7. Tax Identification Number. Federal income tax law requires that a Holder of any Old Notes which are accepted for exchange must provide Altiva (as payor) with its correct Taxpayer Identification Number ("TIN"). In the case of a Holder who is an individual, this number is his or her social security number. If Altiva is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

          To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (1) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

          Altiva reserves the right in its sole discretion to take whatever steps are necessary to comply with Altiva's obligation regarding backup withholding.

          8. Validity of Tenders. Altiva will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes. Altiva's determination will be final and binding. Altiva reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes it would be unlawful for Altiva to accept. Altiva also reserves the right to waive any defects or irregularities in or conditions of tenders of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and these instructions) by Altiva will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Altiva shall determine. Altiva will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

          9. Waiver of Conditions. Altiva reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

          10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

          11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Memorandum may be directed to the Exchange Agent at the address specified in the Memorandum. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

          12. Acceptances of Tendered Old Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, Altiva will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, Altiva will be deemed to have accepted tendered Old Notes when, as and if Altiva has given written or oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be credited to the undersigned's account at the Book-Entry Transfer Facility designated above or at a different address as may be indicated under "Special Registration and Delivery Instructions" above.

          13. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth on page __ of the Memorandum under the caption "The Exchange Offer -- Withdrawal of Tenders of Old Notes."


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

                  DEFINITION OF QUALIFIED INSTITUTIONAL BUYER

       Under Rule 144A under the Securities Act, a Qualified Institutional Buyer includes the following:

       1. Any of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity:

         (A) Any insurance company as defined in Section 2(13) of the Securities Act;

         (B) Any investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or any business development company as defined in Section 2(a)(48) of that act;

         (C) Any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

         (D) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

         (E) Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974;

         (F) Any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in (D) or (E) above, except trust funds that include as participants individual retirement accounts or H.R. 10 plans.

         (G) Any business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (H) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; and

         (I) Any investment adviser registered under the Investment Advisers
     Act;

       2. Any dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;


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

       3. Any dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

       4. Any investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this rule:

         (A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act shall be deemed to be a separate investment company; and

         (B) Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor);

       5. Any entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

       6. Any bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.

INSTRUCTIONS:

       In determining the aggregate amount of securities owned and invested on a discretionary basis by an entity, the following instruments and interests shall be excluded: bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps.

       The aggregate value of securities owned and invested on a discretionary basis by an entity shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published. In the latter event, the securities may be valued at market for purposes of this rule.


PAYER'S NAME:

SUBSTITUTE                            Part 1 -- PLEASE  PROVIDE            Social Security Number
FORM W-9                              YOUR TIN IN THE  BOX AT                        OR
                                      RIGHT  AND  CERTIFY  BY          Employer Identification Number
                                      SIGNING AND DATING BELOW
                                                                         ----------------------------

                                      PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                      (1)    The number shown on this form is my correct Taxpayer
                                             Identification Number (or I am waiting for a number to be
                                             issued for me) and
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE              (2)    I am not subject to backup withholding because: (a) I am exempt
PAYER'S                                      from backup withholding, or (b) I have not been notified by the Internal
REQUEST FOR TAXPAYER                         Revenue Service (the "IRS") that I am subject to backup withholding as a
IDENTIFICATION NUMBER ("TIN")                result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                             CERTIFICATION INSTRUCTIONS-YOU
                                             MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE
                                             BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                             CURRENTLY SUBJECT TO BACKUP WITHHOLDING
                                             BECAUSE OF UNDER REPORTING INTEREST OR
                                             DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF
                                             AFTER BEING NOTIFIED BY THE IRS THAT YOU
                                             WERE SUBJECT TO BACKUP WITHHOLDING YOU
                                             RECEIVED ANOTHER NOTIFICATION FROM THE IRS
                                             THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                             WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2).


                                      SIGNATURE_________________________ Date:___________, 199___



                                      PART 3:     [ ]  Check this box if you have not been issued a
                                                       TIN and have applied for one or intend to
                                                       apply for one in the near future.

                                      THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                                      ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                                      REQUIRED TO AVOID BACKUP WITHHOLDING.

                                      SIGNATURE_________________________ Date:___________, 199___


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


  Signature:_________________________________ Date: __________________  199__

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


FOR THIS TYPE OF ACCOUNT:                                        GIVE THE SOCIAL SECURITY NUMBER OF--

1.  An individual's account,                                     The individual,
2.  Two or more individuals joint account),                      The actual owner of the account or,
3.  Custodian account of a minor (Uniform Gift to Minors         if combined funds: any one of the individuals(l)
    Act),                                                        The minor(2)
4.  (a)  The usual revocable savings trust account (grantor is   The grantor-trustee(1)
         also trustee),                                          The actual owner(1)
    (b)  So-called trust account that is not a legal or valid    The owner(3)
         trust under State law,
5.  Sole proprietorship account

-------------------------------------------------------------    -------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                        GIVE THE EMPLOYER IDENTIFICATION
                                                                 NUMBER OF--
-------------------------------------------------------------    -------------------------------------------
6.  A valid trust, estate, or pension trust,                     The legal entity (Do not furnish the identifying number
7.  Corporate account,                                           of personal representative or trustee unless the legal
8.  Religious, charitable, or educational organization account,  entity itself is not designated in the account title.)(4)
9.  Partnership,                                                 The corporation
10. Association, club or other tax-exempt organization,          The organization
11. A broker or registered nominee,                              The partnership
12. Account with the Department of Agriculture in the name       The organization
    of a public entity (such as a State or local government,     The broker or nominee
    school district, or prison) that receives agricultural       The public entity
    program payments

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

-    A corporation.
-    A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan.
-    The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-    An international organization or any agency, or instrumentality thereof.
- A registered dealer in securities or commodities registered in the United States or a possession of the United States.
-    A real estate investment trust.
-    A common trust fund operated by a bank under section 584(a).
- An entity registered at all times under the Investment Company Act of 1940.
-    A foreign central bank of issue.

Payments of dividends not generally subject to backup withholding include the following:

-    Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-    Payments made by certain foreign organizations.

     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     PRIVACY ACT NOTICE - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                              CONSENT OF HOLDER OF
                     12 1/2% SUBORDINATED NOTES DUE 2001 OF
                          ALTIVA FINANCIAL CORPORATION

              The undersigned holder (the "Holder") of $ ____________________ principal amount of the 12 1/2% Subordinated Notes due 2001 (the "Notes") of Altiva Financial Corporation hereby consents to the execution by Altiva Financial Corporation, as issuer of the Notes, and by American Stock Transfer & Trust Company, as trustee under the Indenture dated as of June 29, 1999 (the "Indenture"), of an Amended and Restated Indenture (the "Amended Indenture"). The undersigned acknowledges that the purpose of executing the Amended Indenture is to delete the following from the Indenture:

(1)      Section 3.9;
(2)      Section 5.1(f);
(3)      Section 5.13;
(4)      Section 9.1;
(5)      Section 9.4;
(6)      Section 9.5;
(7)      Section 9.6;
(8)      Section 9.7;
(9)      Section 9.8;
(10)     Section 9.9;
(11)     Section 9.10;
(12)     Section 9.11;
(13)     Section 9.12;
(14)     Section 9.13;
(15)     Section 9.14; and
(16)     Article Ten

              The Company and the Trustee are authorized to amend the Indenture at their discretion to conform to the changes consented to herein. The consent shall become effective upon the consummation of the exchange offer currently being conducted by the Company relating to the exchange of the Notes for new 12% Secured Convertible Senior Notes of the Company due 2006 in a discounted principal amount.

Executed this ____ day of February, 2000.

                                        [BENEFICIAL OWNER SIGN HERE]


                                        Name:
                                             -----------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    [REGISTERED OWNER/
                                    DTC PARTICIPANT SIGN HERE]

                                    Name:
                                         --------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                     INSTRUCTION TO REGISTERED HOLDER AND/OR
               BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM OWNER
                                       OF
                          ALTIVA FINANCIAL CORPORATION
                       12 1/2% SUBORDINATED NOTES DUE 2001

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

     The undersigned hereby acknowledges receipt of the Private Placement Memorandum, dated February 23, 2000 (the "Memorandum"), of Altiva Financial Corporation, formerly Mego Mortgage Corporation, a Delaware corporation, the Exchange Agreement by and among the Company and the holders of the 12 1/2% Subordinated Notes due 2001 (the "Old Notes") of the Company who shall execute the same, and the accompanying Letter of Transmittal, that together constitute Altiva's offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Memorandum.

     This will instruct you, the registered Holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the 12 1/2% Subordinated Notes due 2001 (the "Old Notes") held by you for the account of the undersigned.

     The aggregate principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount): $ __________________ of the Old Notes.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] TO TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

     $ _____________ of the 12 1/2% Subordinated Notes due 2001.

     [ ] NOT TO TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for its account, it is understood that you are authorized:

     (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that:

        (1) the undersigned's principal residence is in the state of (fill in state) _______________,

        (2) the undersigned is acquiring Altiva's 12% Secured Convertible Senior Notes due 2006 (the "New Notes") in the ordinary course of business of the undersigned,

        (3) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in a public distribution (within the meaning of the Securities
     Act) of the New Notes,

        (4) the undersigned acknowledges that (A) any person who is a broker-dealer or is participating in the Exchange Offer for the purpose of making a public distribution of the

     New Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Memorandum entitled "Plan of Distribution" and (B) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned is not indemnified by Altiva, and

        (5) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act of Altiva, or if it is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it;

      (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal, including, without limitation, to agree that if the undersigned is a broker or dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of marketmaking or other trading activities that it will deliver a copy of the Memorandum in connection with any resale by it of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; and

      (c) to take such other action as necessary under the Memorandum or the Letter of Transmittal to effect the valid tender of such Old Notes.


                                    SIGN HERE


Name of beneficial owner(s):
                            ----------------------------------------------------
Signature(s):
             -------------------------------------------------------------------

Name (please print):
                    ------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
     ---------------------------------------------------------------------------

                          NOTICE OF GUARANTEED DELIVERY
                                 WITH RESPECT TO
                          ALTIVA FINANCIAL CORPORATION
                       12 1/2% Subordinated Notes due 2001

         This form must be used by a Holder of the 12 1/2% Subordinated Notes due 2001 (the "Old Notes") of Altiva Financial Corporation, formerly Mego Mortgage Corporation, who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer
- Guaranteed Delivery Procedures" of the Private Placement Memorandum (the "Memorandum") dated February 23, 2000 and in Instruction 2 to the enclosed Letter of Transmittal. Any Holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Memorandum or the Letter of Transmittal.

           To: American Stock Transfer & Trust Company, Exchange Agent

   By Mail, By Overnight Courier or                      By Facsimile:
               By Hand:                                 (718) 921-8334
America Stock Transfer & Trust Company
            40 Wall Street
       New York, New York 10005
                                                     Confirm by Telephone
                                                        (718) 921-8293


                              For information call:
                                   Isaac Kagen
                                 (718) 921-8293

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH FOR THE DEPOSITARY ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         Please read the accompanying instructions carefully.

Ladies and Gentleman:

         The undersigned hereby tenders to Altiva, upon the terms and subject to the conditions set forth in the Memorandum, the related Letter of Transmittal, and the Exchange Agreement by and between Altiva and the holders of the Old Notes who shall execute the same, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Memorandum and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

                                                   AGGREGATE PRINCIPAL        AGGREGATE PRINCIPAL
ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY          AMOUNT REPRESENTED          AMOUNT TENDERED
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                    SIGN HERE

Name of Registered or Acting Holder:
                                    --------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

Telephone number:
                  --------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

           The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible institution" within the meaning on Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Memorandum under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Date:
     ---------------------------------------------------------------------------

                       INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

          1. Delivery of this Notice of Guaranteed Delivery. The Exchange Agent must receive, prior to the Expiration Date, a properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery at its address set forth herein. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder. The delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. Instead of delivery by mail, we recommend that the Holders use an overnight or hand delivery service or facsimile. In all cases, you should allow sufficient time to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. The signature on this Notice of Guaranteed Delivery must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in fiduciary or representative capacity, such person should so indicate when signing. Unless waived by Altiva, you must submit with the Letter of Transmittal evidence satisfactory to Altiva of such person's authority to so act.

         3. Requests for Assistance of Additional Copies. Questions and requests for assistance and requests for additional copies of the Memorandum may be directed to the Exchange Agent at the address specified in the Memorandum. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.